EXHIBIT 10(o)


     The Company has entered into Termination of Employment and Change of Control Agreements with Louis Dubrow, Steven M. Duffy, Stephen L. Gulis,
Jr., L. James Lovejoy, Charles F. Morgo, Thomas P. Mundt, Timothy J.
O'Donovan, Peter D. Panter, Robert J. Sedrowski, Lyle J. Sipple and William
J. Widdis which are identical to the form of agreement which is incorporated by reference from Exhibit 10(m) of the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 1993.